UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                 811-06342

Exact name of registrant as specified in charter:   Aberdeen Global Income Fund,
                                                    Inc.

Address of principal executive offices:             800 Scudders Mill Road
                                                    Plainsboro,
                                                    New Jersey 08536

Name and address of agent for service:              Mr Beverly Hendry,
                                                    300 S.E. 2nd Street,
                                                    Suite #820,
                                                    Fort Lauderdale,
                                                    Florida 33301

Registrant's telephone number, including area code: 212-968-8800

Date of fiscal year end:                            10/31/05

Date of reporting period:                           4/30/05

Item 1 - Reports to Stockholders

                                                                       [LOGO]
                                                                   -------------
                                                                      Aberdeen
                                                                   Global Income
                                                                     Fund, Inc.

                                    [GRAPHIC]

              Invests primarily in global fixed-income securities

                                                              Semi-Annual Report
                                                                April 30, 2005

Letter to Shareholders

                                                                   June 20, 2005

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the "Fund") for the six-months ended April 30, 2005. The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in Commonwealth Currencies, that is, the currencies of Australia, Canada, New Zealand and the United Kingdom. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Appointment of Independent Chairman of the Board

During the past several months, the Nominating and Corporate Governance Committee of the Board of Directors, composed entirely of independent directors ("Committee"), has been considering a process of implementing various changes to corporate governance practices. As part of that consideration, the Committee determined that it would be advisable to have an independent director serve as Chairman of the Board. The Committee identified Mr. P. Gerald Malone, MA Llb, who would be deemed to be an independent director of the Fund, as a well qualified candidate to serve as the Chairman of the Board. Mr. Malone has been a director of Aberdeen Asia-Pacific Income Fund, Inc. and was recently appointed as the Chairman of the Board of that fund. He currently serves as chairman or non-executive director on the boards of several companies in the health care sector, two publicly quoted in the UK, and has done so since 1998. He has experience chairing audit and other regulatory committees. Mr. Malone was Minister of Health of Great Britain between 1994 and 1997, and Member of Parliament for Winchester between 1992 and 1997. Mr. Malone was the Executive Editor of "The European" in 1998 before focusing on his corporate interests.

At its June 2005 Board meeting, the Directors determined to have an independent director serve as Chairman of the Board. Following the recommendation of the Committee, the Board of Directors increased the size of the Board of Directors by one director and appointed Mr. Malone as a Class I director of the Fund, to serve for the remainder of a three-year term expiring at the 2008 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. The Board then appointed Mr. Malone to serve as Chairman of the Board.

Credit Quality: 85.5% of Securities Rated or Deemed Equivalent to A or Better

The credit quality of the Fund's investments has been maintained. As of April 30, 2005, 85.5% of the portfolio was invested in securities where either the issue or the issuer was


                                            Aberdeen Global Income Fund, Inc.  1
rated A or better, or judged by Aberdeen Asset Management Asia Limited (the "Investment Manager") to be of equivalent quality.

Distributions

Distributions to common shareholders for the 12 months ended April 30, 2005 totaled 72 cents per share. Based on the share price of $13.87 on April 30, 2005, the distribution rate over the 12 months then ended was 5.2%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On June 20, 2005, the Board of Directors declared a monthly distribution of 6 cents per share payable on July 15, 2005, to all shareholders of record as of June 30, 2005.

The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. This policy is subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2005.

Net Asset Value Performance

The Fund's total return based on Net Asset Value ("NAV") was 6.9% over the six months ended April 30, 2005, and 8.8% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund's share price fell by 1.1% over the six months, from $14.02 on October 31, 2004 to $13.87 on April 30, 2005. The Fund's share price on April 30, 2005 represented a discount of 3.0% to the NAV per share of $14.30 on that date, compared with a premium of 2.2% to the NAV per share of $13.72 on October 31, 2004. At the date of this letter, the share price was $13.75, representing a discount of 3.1% to the NAV per share of $14.19.

Global Debt Securities: 25.2% of Total Assets Invested in Global Debt Securities

The Fund may invest up to 35% of its total assets in Global Debt Securities. The term "Global Debt Securities" includes securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom. As of April 30, 2005, 25.2% of the Fund's total assets were held in Global Debt Securities, consisting of 1.1% in Asia, 3.0% in Eastern Europe, 6.0% in Latin America, 0.9% in South Africa and 14.2% in Western Europe.


2   Aberdeen Global Income Fund, Inc.

Letter to Shareholders (concluded)

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's schedule of portfolio holdings is part of the Fund's quarterly reports to shareholders, which are available on the Fund's website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2004, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC's website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, including a market review and outlook, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

o     calling toll free on 1-866-839-5233 or 1-954-767-9900 in the United
      States,

o     emailing to InvestorRelations@aberdeen-asset.com, or

o     visiting the website at www.aberdeen-asset.us.

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
President

             All amounts are U.S. dollars unless otherwise stated.


                                            Aberdeen Global Income Fund, Inc.  3

--------------------------------------------------------------------------------

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2004, including the distribution paid on June 17, 2005, are comprised entirely of net investment income.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2006, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2005 calendar year.

--------------------------------------------------------------------------------


4   Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and
Cash Purchase Plan

Common shareholders are automatically enrolled in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York (the "Plan Agent") will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan you will have the convenience of:

Automatic reinvestment -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs -- shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience -- the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, please contact the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.


                                            Aberdeen Global Income Fund, Inc.  5

Report of the Investment Manager

Share Price Performance

On April 30, 2005, the Fund's share price was $13.87, which represented a discount of 3.0% to the NAV per share of $14.30. As of June 20, 2005, the share price was $13.75, representing a discount of 3.1% to the NAV per share of $14.19.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the regular auctions. The average interest rate paid was 3.04% over the quarter ended April 30, 2005, compared with 2.71% for 30-day U.S. commercial paper over the same period. These rates were significantly higher than the preceding quarter. The key driver of the increase in the AMPS interest rate since the quarter ended January 31, 2005 was a general rise in market interest rates following the U.S. Federal Reserve's two tightenings of monetary policy in February 2005 and March 2005, by a cumulative 0.5%. The rates paid to preferred shareholders have increased further since April 30, 2005 to a level of 3.25% as of June 8, 2005.

Over the six months to April 30, 2005, the impact of the AMPS on the net asset value attributable to common shareholders has been positive, as the majority of key currencies of the Fund -- the Australian dollar, British pound and New Zealand dollar -- while no longer at the highs reached in November 2004 still strengthened overall against the U.S. dollar.

Despite the fact that U.S. short term interest rates rose by 0.5% during the quarter ended April 30, 2005, the Fund's ability to lock in fixed rates for 80% of the outstanding AMPS pursuant to the interest swap agreement referred to on the following page, has helped maintain a positive differential between the AMPS funding rates and the yields at which the Fund invests.


6   Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (concluded)

As previously reported to shareholders, the Fund entered into an interest rate swap agreement, based on an aggregate notional amount of $24,000,000, which represents 80% of the total AMPS outstanding. Under the terms of the agreement, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

      ===========================================
      Remaining
      Term as of          Amount      Fixed Rate
      April 30, 2005  (in $ million)  Payable (%)
      -------------------------------------------
      42 months            7.2            3.54
      30 months            7.2            3.16
      18 months            4.8            2.69
       6 months            4.8          2.1025
      -------------------------------------------

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Hedging Committee of the Board of Directors.


                                            Aberdeen Global Income Fund, Inc.  7

Portfolio Composition

Quality of Investments

As of April 30, 2005, 85.5% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of April 30, 2005:

================================================================================
                     AAA/Aaa     AA/Aa       A      BBB/Baa     BB/Ba*        B*
                        %          %         %         %          %           %
--------------------------------------------------------------------------------
Australia              86.2       8.0       4.6       1.2          --         --
Canada                 53.7      34.9      11.4        --          --         --
New Zealand            81.1      18.9        --        --          --         --
United Kingdom         76.5       3.3      19.3        --          --        0.9
United States          75.7       2.9       1.2      10.0         8.0        2.2
Asia                     --        --        --        --       100.0         --
Eastern Europe          0.1        --        --        --        60.4       39.5
Latin America           0.7        --       8.0      15.4        60.7       15.2
South Africa            4.4        --      95.6        --          --         --
Western Europe         74.1        --       6.5      10.5         3.7        5.2
--------------------------------------------------------------------------------
Total Portfolio        66.0      10.2       9.3       3.5         7.8        3.2
================================================================================
*     Below investment grade.


8   Aberdeen Global Income Fund, Inc.

Geographic Composition

The table below shows the geographic composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund's total investments as of April 30, 2005, compared with the previous six and twelve months:

================================================================================
                          April 30, 2005     October 31, 2004     April 30, 2004
                                 %                   %                   %
--------------------------------------------------------------------------------
Australia                       20.5               23.9                 23.9
Canada                          17.9               18.9                 16.9
New Zealand                      7.4               13.5                 13.9
United Kingdom                  20.5               24.8                 28.6
United States*                   8.5                4.1                  4.9
Asia                             1.1                1.1                  2.9
Eastern Europe                   3.0                1.3                  1.7
Latin America                    6.0                6.6                  2.7
South Africa                     0.9                0.8                   --
Western Europe                  14.2                5.0                  4.5
--------------------------------------------------------------------------------
Total Portfolio                100.0              100.0                100.0
================================================================================
* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.


                                            Aberdeen Global Income Fund, Inc.  9

Portfolio Composition (concluded)

Currency Composition

The table below shows the currency composition of the Fund's total investments as of April 30, 2005, compared with the previous six and twelve months:

=======================================================================================
                                 April 30, 2005     October 31, 2004     April 30, 2004
                                        %                   %                   %
---------------------------------------------------------------------------------------
Australian Dollar                      23.3                23.7                23.8
Canadian Dollar                        17.1                18.1                15.7
New Zealand Dollar                     18.3                16.1                16.5
British Pound                          23.5                23.9                28.5
United States Dollar*                  10.4                13.2                11.4
Asian Currencies                         --                  --                 1.7
Latin American Currencies               1.4                 0.9                  --
South African Rand                      0.9                 0.8                  --
Western European Currencies             5.1                 3.3                 2.4
---------------------------------------------------------------------------------------
Total Portfolio                       100.0               100.0               100.0
=======================================================================================

*     Includes U.S. dollar denominated bonds issued by foreign issuers.

Maturity Composition

As of April 30, 2005, the average maturity of the Fund's assets was 6.2 years, compared with 8.7 years on October 31, 2004. The table below shows the maturity composition of the Fund's investments as of April 30, 2005:

================================================================================
                    Less than 1 year  1 to 5 years  5 to 10 years  Over 10 years
                            %               %             %              %
--------------------------------------------------------------------------------
Australia                  2.6            41.2           47.1           9.1
Canada                    12.5            28.3           32.0          27.2
New Zealand               25.1            15.7           52.6           6.6
United Kingdom            31.3            45.6           11.6          11.5
United States             36.5            51.6           11.9            --
Asia                        --              --           96.9           3.1
Eastern Europe              --            22.4           77.6            --
Latin America               --              --           68.8          31.2
South Africa                --           100.0             --            --
Western Europe             7.2            71.5           21.3            --
--------------------------------------------------------------------------------
Total Portfolio           15.4            39.7           33.2          11.7
================================================================================


10  Aberdeen Global Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last six and twelve month periods.

================================================================================
                          April 30, 2005     October 31, 2004     April 30, 2004
--------------------------------------------------------------------------------
Australia
90 day Bank Bills               5.71%               5.44%              5.58%
10 year bonds                   5.34%               5.39%              5.95%
Australian Dollar             $ 0.78              $ 0.75             $ 0.72

Canada
90 day Bank Bills               2.47%               2.91%              1.94%
10 year bonds                   4.14%               4.48%              4.63%
Canadian Dollar               $ 0.80              $ 0.82             $ 0.73

New Zealand
90 day Bank Bills               6.98%               6.79%              5.78%
10 year bonds                   5.82%               6.03%              6.22%
New Zealand Dollar            $ 0.73              $ 0.68             $ 0.63

United Kingdom
90 day Bank Bills               4.83%               4.79%              4.34%
10 year bonds                   4.53%               4.74%              4.99%
British Pound                 $ 1.91              $ 1.83             $ 1.77

South Korea
90 day T-Bills                  3.38%               3.38%              3.82%
10 year bonds                   4.59%               3.95%              5.18%
South Korean Won*          (W)997.10          (W)1119.50         (W)1173.35

Thailand
90 day deposits                 1.00%               1.00%              1.00%
10 year bonds                   4.30%               4.77%              4.90%
Thai Baht*                  (B)39.46            (B)41.07           (B)40.01

Philippines
90 day T-Bills                  6.56%               7.95%              7.18%
10 year bonds                  11.83%              13.20%             11.67%
Philippines Peso*           (P)54.16            (P)56.33           (P)56.00

Malaysia
90 day T-Bills                  2.45%               2.18%              2.58%
10 year bonds                   4.61%               4.93%              5.10%
Malaysian Ringgit*           (R)3.80             (R)3.80            (R)3.80

Singapore
90 day T-Bills                  1.97%               1.29%              0.65%
10 year bonds                   2.87%               3.09%              3.26%
Singapore Dollar*            S$ 1.63             S$ 1.67            S$ 1.70

US$ Bonds**
South Korea                     4.24%               3.33%              4.13%
Malaysia                        4.45%               3.87%              4.52%
Philippines                     6.02%               6.03%              6.30%
================================================================================
* These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.
**    Sovereign issues.

Aberdeen Asset Management Asia Limited
June 2005


                                            Aberdeen Global Income Fund, Inc. 11

Portfolio of Investments

As of April 30, 2005 (unaudited)

Principal
Amount                                                                               Moody's           S&P               Value
(000)                                Description                                     Rating           Rating             (US$)
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--107.8%
AUSTRALIA--23.7%
Brisbane Airport Corporation, Ltd.,
AUD               4,000     7.30%, 6/30/10 ........................................    Aaa              AAA            $  3,294,720
Commonwealth of Australia,
AUD               1,750     10.00%, 10/15/07 ......................................    Aaa              AAA               1,513,630
AUD               1,250     7.50%, 9/15/09 ........................................    Aaa              AAA               1,057,710
AUD                 250     5.75%, 6/15/11 ........................................    Aaa              AAA                 199,466
AUD                 100     6.50%, 5/15/13 ........................................    Aaa              AAA                  83,901
AUD                 300     6.00%, 2/15/17 ........................................    Aaa              --                  246,453
GE Capital Australia,
AUD                 600     6.75%, 9/15/07 ........................................    Aaa              AAA                 478,161
AUD                 500     5.75%, 2/11/10 ........................................    Aaa              AAA                 387,676
New South Wales Treasury Corporation,
AUD               3,700     7.00%, 12/01/10 .......................................    --               AAA               3,085,618
AUD                 550     6.00%, 5/01/12 ........................................    Aaa              AAA                 439,752
Northern Territory Treasury,
AUD               3,250     6.75%, 7/14/09 ........................................    --               --                2,639,353
Queensland Treasury Corporation,
AUD               1,500     8.00%, 9/14/07 ........................................    Aaa              AAA               1,236,249
AUD               1,000     8.00%, 9/14/07 (Global) ...............................    Aaa              AAA                 825,050
AUD               2,500     6.00%, 6/14/11 ........................................    Aaa              AAA               1,995,604
AUD               2,700     6.00%, 8/14/13 ........................................    Aaa              AAA               2,171,565
AUD               2,000     6.00%, 10/14/15 .......................................    Aaa              AAA               1,610,998
AUD               1,250     6.00%, 6/14/21 ........................................    Aaa              AAA               1,013,718
Tabcorp Investment No. 4 Pty Ltd.,
AUD                 500     6.50%, 10/13/11 .......................................    --               BBB+                394,181
Telstra Corporation Ltd.,
NZD               1,000     7.15%, 11/24/14 .......................................    A1               A+                  738,142
Treasury Corporation of Victoria,
AUD               1,000     9.00%, 6/27/05 ........................................    Aaa              AAA                 784,262
AUD               1,500     10.25%, 11/15/06 ......................................    Aaa              AAA               1,252,672
Western Australia Treasury Corporation,
AUD               3,500     8.00%, 10/15/07 .......................................    Aaa              AAA               2,886,378
AUD               2,650     8.00%, 6/15/13 ........................................    Aaa              AAA               2,385,010
Wesfarmers Ltd.,
AUD               1,000     6.25%, 8/27/07 ........................................    --               A-                  785,041
                                                                                                                       ------------
                                                                                                                         31,505,310
                                                                                                                       ------------
BELGIUM--0.3%
Carmeuse Lime BV,
EUR                 300     10.75%, 7/15/12 .......................................    Ba3              B+                  445,380
                                                                                                                       ------------
BRAZIL--1.4%
Federal Republic of Brazil,
USD               1,200     10.00%, 8/07/11 .......................................    B1               BB-               1,335,000
USD                 500     11.00%, 8/17/40 .......................................    B1               BB-                 566,500
                                                                                                                       ------------
                                                                                                                          1,901,500
                                                                                                                       ------------


12  Aberdeen Global Income Fund, Inc.

As of April 30, 2005 (unaudited)

Principal
Amount                                                                               Moody's           S&P               Value
(000)                                Description                                     Rating           Rating             (US$)
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (continued)
CANADA--18.8%
Canadian Government,
CAD               2,500     7.25%, 6/01/07 ........................................    --               AAA            $  2,158,353
NZD               1,000     6.625%, 10/03/07 ......................................    Aaa              AAA                 740,211
CAD               3,000     10.25%, 3/15/14 .......................................    Aaa              AAA               3,479,613
CAD               2,000     8.00%, 6/01/23 ........................................    Aaa              AAA               2,271,772
CAD               2,000     9.00%, 6/01/25 ........................................    --               AAA               2,510,682
Canada (Cayman),
CAD                 750     7.25%, 6/01/08 ........................................    Aaa              --                  654,238
Ontario Hydro,
CAD                 500     8.50%, 5/26/25 ........................................    Aa2              AA                  571,887
Province of British Columbia,
CAD               2,000     9.50%, 1/09/12 ........................................    Aa1              AA                2,102,729
Province of Manitoba Series EMTN,
CAD               3,500     7.00%, 5/21/07 ........................................    Aa2              AA-               2,992,195
Province of New Brunswick,
CAD               2,000     7.75%, 1/13/14 ........................................    Aa3              AA-               1,958,687
Province of Newfoundland,
CAD               1,000     5.125%, 12/29/10 ......................................    A3               A-                  836,359
Province of Ontario,
NZD               2,000     5.75%, 3/03/08 ........................................    Aa2              AA                1,434,820
CAD               1,000     5.25%, 11/30/11 .......................................    Aa2              AA                  840,328
Quebec Hydro,
CAD               2,000     9.625%, 7/15/22 .......................................    A1               A+                2,437,754
                                                                                                                       ------------
                                                                                                                         24,989,628
                                                                                                                       ------------
CAYMAN ISLANDS--0.5%
RMH Finance Ltd.,
GBP                 300     8.80%, 8/28/17 ........................................    Ba1              --                  697,015
                                                                                                                       ------------
COLOMBIA--1.3%
Republic of Colombia,
USD               1,600     10.375%, 1/28/33 ......................................    Ba2              BB                1,724,000
                                                                                                                       ------------
FINLAND--2.1%
Republic of Finland,
GBP               1,250     10.125%, 6/22/08 ......................................    Aaa              AAA               2,750,463
                                                                                                                       ------------
FRANCE--1.7%
Dexia Municipal Agency,
NZD               3,000     7.00%, 11/26/07 .......................................    Aaa              AAA               2,212,249
                                                                                                                       ------------
GERMANY--1.6%
Bayerische Hypo- und Vereinsbank AG,
NZD               2,000     7.00%, 9/14/05 ........................................    A3               A-                1,461,827
Cognis GmbH,
EUR                 225     9.50%, 5/15/14 ........................................    B3               B-                  306,441
Kronos International Inc.,
EUR                 310     8.875%, 6/30/09 .......................................    B2               BB-                 424,208
                                                                                                                       ------------
                                                                                                                          2,192,476
                                                                                                                       ------------


                                            Aberdeen Global Income Fund, Inc. 13

As of April 30, 2005 (unaudited)

Principal
Amount                                                                               Moody's           S&P               Value
(000)                                Description                                     Rating           Rating             (US$)
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (continued)
IRELAND--0.3%
Valentia Telecommunications LTD,
EUR                 300     7.25%, 8/15/13 ........................................    Ba3              BB-            $    426,984
                                                                                                                       ------------
JAMAICA--1.0%
Government of Jamaica,
EUR               1,000     11.00%, 7/27/12 .......................................    B1               B                 1,387,777
                                                                                                                       ------------
KAZAKHSTAN--0.7%
Kazkommerts International BV,
USD               1,000     7.875%, 4/07/14 .......................................    Baa2             BB-                 990,300
                                                                                                                       ------------
LUXEMBOURG--1.0%
Council of Europe,
CAD               1,000     5.25%, 2/27/12 ........................................    Aaa              AAA                 851,117
Rhiag SA,
EUR                 310     10.75%, 6/05/07 .......................................    B2               B-                  404,198
                                                                                                                       ------------
                                                                                                                          1,255,315
                                                                                                                       ------------
MEXICO--1.7%
Mexican Government,
MXN              19,000     8.00%, 12/19/13 .......................................    Baa1             --                1,469,249
Mexican Fixed Rate Bonds,
MXN               9,000     9.50%, 12/18/14 .......................................    --               A                   757,886
                                                                                                                       ------------
                                                                                                                          2,227,135
                                                                                                                       ------------
NETHERLANDS--4.0%
Bank Nederlandse Gemeenten NV,
NZD               1,000     5.25%, 6/17/09 ........................................    Aaa              AAA                 699,806
GMAC INTL Finance BV,
NZD               3,500     8.00%, 3/14/07 ........................................    Baa2             BB                2,411,802
Rabo Australia, Ltd.,
NZD               3,000     6.25%, 11/22/11 .......................................    Aaa              AAA               2,204,680
                                                                                                                       ------------
                                                                                                                          5,316,288
                                                                                                                       ------------
NEW ZEALAND--7.1%
Auckland Healthcare Services Ltd,
NZD               1,000     7.75%, 9/15/15 ........................................    Aaa              AAA                 791,190
Bank of New Zealand,
NZD               1,000     7.50%, 9/15/08 ........................................    --               --                  748,106
Housing New Zealand,
NZD               1,500     8.00%, 11/15/06 .......................................    Aaa              AA                1,118,441
New Zealand Government,
NZD               5,000     6.50%, 4/15/13 ........................................    Aaa              AAA               3,807,761
NZD               2,500     6.00%, 4/15/15 ........................................    Aaa              AAA               1,851,394
Powerco Ltd.,
NZD               1,000     6.39%, 3/29/13 ........................................    --               AAA                 706,328
Transpower Finance Ltd.,
NZD                 500     8.00%, 6/15/05 ........................................    Aa2              AA                  366,406
                                                                                                                       ------------
                                                                                                                          9,389,626
                                                                                                                       ------------


14  Aberdeen Global Income Fund, Inc.

As of April 30, 2005 (unaudited)

Principal
Amount                                                                               Moody's           S&P               Value
(000)                                Description                                     Rating           Rating             (US$)
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (continued)
PERU--1.1%
Republic of Peru,
USD               1,300     9.875%, 2/06/15 .......................................    Ba3              BB             $  1,525,875
                                                                                                                       ------------
PHILIPPINES--1.3%
Philippine Long Distance Telephone Company,
USD               1,400     11.375%, 5/15/12 ......................................    Ba3              BB-               1,649,200
Republic of Philippines,
USD                  50     9.375%, 1/18/17 .......................................    B1               BB-                  52,890
                                                                                                                       ------------
                                                                                                                          1,702,090
                                                                                                                       ------------
RUSSIA--1.3%
Gazprom OAO,
USD                 800     9.625%, 3/01/13 .......................................    --               BB-                 937,120
JSC Severstal,
USD                 800     9.25%, 4/19/14 ........................................    B2               B+                  826,080
                                                                                                                       ------------
                                                                                                                          1,763,200
                                                                                                                       ------------
SOUTH AFRICA--1.0%
Republic of South Africa,
ZAR               7,900     10.00%, 2/28/08 .......................................    A2               A                 1,380,318
                                                                                                                       ------------
SWITZERLAND--4.4%
Eurofima,
AUD               3,500     9.875%, 1/17/07 .......................................    Aaa              AAA               2,917,636
AUD                 200     6.00%, 1/28/14 ........................................    Aaa              AAA                 158,179
European Investment Bank,
NZD               2,300     7.00%, 12/17/07 .......................................    Aaa              AAA               1,696,593
TRY               1,500     12.50%, 4/01/09 .......................................    Aaa              AAA               1,042,449
                                                                                                                       ------------
                                                                                                                          5,814,857
                                                                                                                       ------------
TURKEY--0.7%
Republic of Turkey,
USD                 800     11.00%, 1/14/13 .......................................    B1               BB-                 958,000
                                                                                                                       ------------
UKRAINE--0.8%
City of Kiev,
USD               1,000     8.75%, 8/08/08 ........................................    B2               B                 1,065,900
                                                                                                                       ------------


                                            Aberdeen Global Income Fund, Inc. 15

As of April 30, 2005 (unaudited)

Principal
Amount                                                                               Moody's           S&P               Value
(000)                                Description                                     Rating           Rating             (US$)
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (continued)
UNITED KINGDOM--23.5%
Barclays Bank PLC,
GBP               1,000     9.875%, 5/29/49 .......................................    Aa2              A+             $  2,164,537
British Gas PLC,
GBP               1,400     8.875%, 7/08/08 .......................................    A2               A                 2,966,321
Debenhams Finance Holdings PLC,
GBP                 125     10.50%, 8/28/12 .......................................    B2               B                   282,903
EGG Banking PLC,
GBP                 500     5.125%, 12/21/07 ......................................    A3               --                  951,229
Prudential Finance B.V.,
GBP                 500     9.375%, 6/04/07 .......................................    --               AA-               1,035,345
United Kingdom Treasury,
GBP               4,575     8.50%, 12/07/05 .......................................    Aaa              AAA               8,941,150
GBP               1,100     7.50%, 12/07/06 .......................................    Aaa              AAA               2,196,681
GBP               3,800     5.75%, 12/07/09 .......................................    Aaa              AAA               7,631,353
GBP               1,500     8.00%, 9/27/13 ........................................    Aaa              AAA               3,555,208
GBP                 600     8.00%, 12/07/15 .......................................    Aaa              AAA               1,479,747
                                                                                                                       ------------
                                                                                                                         31,204,474
                                                                                                                       ------------
UNITED STATES--6.5%
AGCO Corporation,
EUR                 225     6.875%, 4/15/14 (a) ...................................    B1               BB-                 303,536
American Standard Inc.,
GBP                 221     8.25%, 6/01/09 ........................................    Baa3             BBB-                459,019
Bank of America Corporation,
AUD                 500     6.50%, 12/05/08 .......................................    Aa2              AA-                 396,328
Constellation Brands Inc.,
GBP                 200     8.50%, 11/15/09 .......................................    Ba2              BB                  399,167
Dana Corporation,
EUR                 300     9.00%, 8/15/11 ........................................    Ba2              BBB-                476,363
Federal National Mortgage Association, Series EMTN,
AUD               2,000     6.375%, 8/15/07 .......................................    Aaa              --                1,583,845
General Electric Capital Corporation,
NZD               1,000     6.625%, 2/04/10 .......................................    Aaa              AAA                 730,838
International Finance Corp.,
NZD               4,000     6.75%, 7/15/09 ........................................    Aaa              AAA               2,983,989
Lear Corporation,
EUR                 310     8.125%, 4/01/08 .......................................    Baa3             BBB-                428,210
Merrill Lynch & Co., Inc.,
AUD                 200     6.75%, 3/12/14 ........................................    Aa3              A+                  161,043
TRW Automotive Inc.,
EUR                 268     10.125%, 2/15/13 ......................................    Ba3              BB-                 382,304
Warner Music Group,
GBP                 150     8.125%, 4/15/14 .......................................    B3               B-                  297,943
                                                                                                                       ------------
                                                                                                                          8,602,585
                                                                                                                       ------------
Total long-term investments
(cost US$118,451,868) .............................................................                                     143,428,745
                                                                                                                       ------------


16  Aberdeen Global Income Fund, Inc.

As of April 30, 2005 (unaudited)

Principal
Amount                                                                               Moody's           S&P               Value
(000)                                Description                                     Rating           Rating             (US$)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.5%
UNITED STATES--9.5%
CAD               4,591     State Street Bank and Trust Company
                            Time Deposit, 2.00%, 5/04/05 ..........................    --               --             $  3,658,313
GBP                 662     State Street Bank and Trust Company
                            Fixed Deposit, 4.50%, 5/04/05 .........................    --               --                1,264,348
NZD               3,641     State Street Bank and Trust Company
                            Fixed Deposit, 5.00%, 5/04/05 .........................    --               --                2,665,583
USD               5,029     Repurchase Agreement, State Street Bank
                            and Trust Company, 2.65% dated 4/29/05,
                            due 5/02/05 in the amount of $5,030,110 (collateralized
                            by $5,130,000 U.S. Treasury Bonds, 2.25% due 4/30/06;
                            value $5,130,000) .....................................    --               --                5,029,000
                                                                                                                       ------------
Total short-term investments
(cost US$12,608,582) ..............................................................                                      12,617,244
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments--117.3% (cost US$131,060,450)                                                                         156,045,989

Other assets in excess of liabilities--5.3%                                                                               6,980,928

Liquidation value of preferred stock--(22.6%)                                                                           (30,000,000)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100.0%                                                                   $133,026,917
===================================================================================================================================

AUD--Australian Dollar
CAD--Canadian Dollar
EUR--Euro
GBP--British Pound
MXN--Mexican Peso
NZD--New Zealand Dollar
TRY--Turkish Lira
USD--United States Dollar
ZAR--South African Rand

(a) Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the aggregate market value of these securities amounted to $303,536 or 0.2% of net assets applicable to common shareholders.

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 17

Portfolio of Investments (concluded)

As of April 30, 2005 (unaudited)

Interest Rate Swap Agreements

                Termination       Notional     Fixed     Floating       Unrealized
Counterparty        Date        Amount (000)   Rate        Rate       Appreciation
-----------------------------------------------------------------------------------
UBS AG        October 31, 2005    $4,800      2.1025%  1 month LIBOR     $  32,438
UBS AG        October 31, 2006     4,800      2.6900%  1 month LIBOR        75,384
UBS AG        October 31, 2007     7,200      3.1600%  1 month LIBOR       134,165
UBS AG        October 31, 2008     7,200      3.5400%  1 month LIBOR       120,679
                                                                         ---------
                                                                         $ 362,666
                                                                         =========

Futures Contracts                                                     Unrealized
                                                                   Appreciation/
                                       Expiration    Contracts    (Depreciation)
--------------------------------------------------------------------------------
Purchase Contract:
Australian Treasury Bond 6%-10 year    June 2005         6             $ 11,102
Sale Contract:
Australian Treasury Bond 6%-3 year     June 2005         11              (6,637)
                                                                       --------
                                                                       $  4,465
                                                                       ========

Forward Exchange Contracts

                                                   Value at
                                                  Settlement      Value at      Unrealized
Foreign Currency          Currency    Amount     Date Payable  April 30, 2005  Depreciation
-------------------------------------------------------------------------------------------
Sale Contract
Turkish Lira
 settlement date
 5/31/05                     TRY    (1,460,000)  $(1,037,300)  $(1,039,753)       $ (2,453)

Tax Cost of Investments

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of April 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                                                  Net Unrealized
Cost                   Appreciation          Depreciation           Appreciation
--------------------------------------------------------------------------------
$154,879,979            $3,761,697           $(2,595,687)             $1,166,010
--------------------------------------------------------------------------------

For Federal income tax purposes, the Fund has a net capital loss carryforward as of October 31, 2004 of $2,789,729 of which $321,915 expires in 2009, $2,351,534 expires in 2010 and $116,280 expires in 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.


18  Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

April 30, 2005 (unaudited)

Assets
Investments, at value (cost $131,060,450) ...................................    $ 156,045,989
Foreign currency, at value (cost $3,612,647) ................................        3,751,698
Cash ........................................................................           71,489
Interest receivable .........................................................        3,610,212
Net unrealized appreciation on interest rate swaps ..........................          362,666
Variation margin receivable for futures contracts ...........................           82,029
Prepaid expenses ............................................................           75,283
                                                                                 -------------
   Total assets .............................................................      163,999,366
                                                                                 -------------
Liabilities
Dividends payable to common shareholders ....................................          558,342
Investment management fee payable ...........................................          106,631
Administration fee payable ..................................................           24,607
Net unrealized depreciation on forward foreign currency exchange contracts ..            2,453
Accrued expenses and other liabilities ......................................          280,416
                                                                                 -------------
   Total liabilities ........................................................          972,449
                                                                                 -------------
Preferred stock
$.001 par value per share and $25,000 liquidation value per share ...........       30,000,000
                                                                                 -------------
Net Assets Applicable to Common Shareholders ................................    $ 133,026,917
                                                                                 =============
Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share) ....................................    $       9,305
Paid-in capital in excess of par ............................................      114,374,262
Distributions in excess of net investment income ............................       (3,605,118)
Accumulated net realized losses on investment transactions ..................       (1,493,948)
Net unrealized appreciation on investments ..................................        4,834,278
Accumulated net realized foreign exchange losses ............................       (1,780,482)
Net unrealized foreign exchange gains .......................................       20,688,620
                                                                                 -------------
Net Assets Applicable to Common Shareholders ................................    $ 133,026,917
                                                                                 =============
Net asset value per common share based on (9,305,708 shares
   issued and outstanding) ..................................................    $       14.30
                                                                                 =============

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 19

Statement of Operations

For the Six Months Ended April 30, 2005 (unaudited)

Net Investment Income
Income
   Interest and discount earned (net of foreign withholding taxes of $69,475)    $   4,681,456
                                                                                 -------------
Expenses
   Investment management fee ................................................          524,734
   Administration fee .......................................................          121,093
   Directors' fees and expenses .............................................           89,250
   Legal fees and expenses ..................................................           82,300
   Independent auditors' fees and expenses ..................................           58,017
   Insurance expense ........................................................           53,482
   Reports to shareholders and proxy solicitation ...........................           49,440
   Investor relations fees and expenses .....................................           36,298
   Auction agent's fees and expenses ........................................           36,275
   Custodian's fees and expenses ............................................           29,116
   Transfer agent's fees and expenses .......................................           12,458
   Registration fees ........................................................            6,332
   Miscellaneous ............................................................           16,730
                                                                                 -------------
     Total operating expenses ...............................................        1,115,525
                                                                                 -------------
Net investment income .......................................................        3,565,931
                                                                                 -------------
Realized and Unrealized Gains/(Losses) on Investments,
   Swaps and Foreign Currencies
Net realized gain/(loss) on:
   Investment transactions ..................................................        1,422,858
   Interest rate swaps ......................................................          (59,810)
   Futures contracts ........................................................            5,876
   Foreign currency transactions ............................................        4,457,138
                                                                                 -------------
                                                                                     5,826,062
                                                                                 -------------
Net change in unrealized appreciation/(depreciation) of:
   Investment transactions ..................................................         (761,997)
   Interest rate swaps ......................................................          366,845
   Futures contracts ........................................................            1,335
   Foreign currency translation .............................................           26,105
                                                                                 -------------
                                                                                      (367,712)
                                                                                 -------------
Net gain on investments, foreign currencies, futures and swaps ..............        5,458,350
                                                                                 -------------
Net increase in net assets from operations ..................................        9,024,281
                                                                                 -------------
Dividends to Preferred Shareholders from
   Net Investment Income ....................................................         (353,040)
                                                                                 -------------
Net Increase in NetAssets Applicable to Common Shareholders
   Resulting from Operations ................................................    $   8,671,241
                                                                                 =============

See notes to financial statements.


20  Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

Applicable to Common Shareholders

                                                                       For the Six     For the Year
                                                                      Months Ended         Ended
                                                                     April 30, 2005     October 31,
                                                                       (unaudited)         2004
---------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets Applicable to
   Common Shareholders
Operations
   Net investment income .......................................    $   3,565,931     $   6,340,715
   Net realized gains/(losses) on investments, futures and swaps        1,368,924            19,064
   Net realized gains/(losses) on foreign currency transactions         4,457,138         3,475,586
   Net change in unrealized appreciation/(depreciation) of
     investments, foreign currency transactions, futures
     and swaps .................................................         (393,817)        2,427,836
   Net change in unrealized appreciation/(depreciation) on
     foreign currency translation ..............................           26,105         6,861,912
                                                                    -------------     -------------
   Net increase in net assets from operations ..................        9,024,281        19,125,113
                                                                    -------------     -------------
Dividends to preferred shareholders from net
   investment income ...........................................         (353,040)         (439,812)
                                                                    -------------     -------------
Net Increase in Net Assets Applicable to
   Common Shareholders Resulting from Operations ...............        8,671,241        18,685,301
                                                                    -------------     -------------
Dividends and distributions to common shareholders from
   Net investment income .......................................       (3,348,085)       (6,679,935)
                                                                    -------------     -------------
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of
   21,052 and 15,988 shares of common stock, respectively ......          299,781           215,760
                                                                    -------------     -------------
Total increase in net assets applicable to common shareholders .        5,622,937        12,221,126
Net Assets Applicable to Common Shareholders
Beginning of period ............................................      127,403,980       115,182,854
                                                                    -------------     -------------
End of period (including distributions in excess of net
   investment income of ($3,605,118) and
   ($3,469,924), respectively) .................................    $ 133,026,917     $ 127,403,980
                                                                    =============     =============

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 21

Financial Highlights

                                                                  For the Six             For the Year Ended
                                                                 Months Ended               October (31),
                                                                April 30, 2005       ----------------------------
                                                                  (unaudited)            2004             2003
-----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share, beginning of period .......    $     13.72         $     12.43      $     10.46
                                                                 -----------         -----------      -----------
Net investment income(1) ....................................           0.38                0.68             0.57
Net realized and unrealized gains/(losses) on investments,
  foreign currencies, futures and swaps .....................           0.60                1.38             2.17
Dividends to preferred shareholders:
  From net investment income ................................          (0.04)              (0.05)           (0.05)
  From net realized gains on investment transactions ........             --                  --               --
                                                                 -----------         -----------      -----------
  Total from investment operations applicable to
    common shareholders .....................................           0.94                2.01             2.69
                                                                 -----------         -----------      -----------
Dividends and distributions to common shareholders:
  From net investment income ................................          (0.36)              (0.72)           (0.44)
  Tax return of capital .....................................             --                  --            (0.28)
  From net realized gains on investment transactions ........             --                  --               --
                                                                 -----------         -----------      -----------
Total dividends and distributions ...........................          (0.36)              (0.72)           (0.72)
                                                                 -----------         -----------      -----------
Net asset value per common share, end of period .............    $     14.30         $     13.72      $     12.43
                                                                 ===========         ===========      ===========
Market value, end of period .................................    $     13.87         $     14.02      $     13.62
                                                                 ===========         ===========      ===========
Number of shares of common stock outstanding (000 omitted) ..                              9,306       9,2859,268
Total investment return based on:(2)
  Market value ..............................................           1.47%               8.77%           55.30%
  Net asset value ...........................................           6.90%              16.64%           26.70%
Ratio to Average Net Assets Applicable to
Common Shareholders(3)/Supplementary Data:
Net assets applicable to common shareholders, end of period
  (000 omitted) .............................................    $   133,027         $   127,404      $   115,183
Average net assets applicable to common shareholders
  (000 omitted) .............................................        132,794             121,359          107,415
Operating expenses ..........................................           1.70%(4)            1.96%            2.30%
Net investment income(3) ....................................           4.91%(4)            4.86%            4.49%
Portfolio turnover ..........................................             18%                 22%              31%
Senior securities (preferred stock) outstanding (000 omitted)    $    30,000         $    30,000      $    30,000
Asset coverage on preferred stock at period end .............            543%                525%             484%
-----------------------------------------------------------------------------------------------------------------

(1)   Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.45%, 5.22%, 4.90%, 5.22%, 6.98% and 7.12%, respectively.
(4)   Annualized.

See notes to financial statements.


22  Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

                                                                                For the Year Ended
                                                                                   October (31),
                                                                 ------------------------------------------------
                                                                     2002                2001             2000
-----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share, beginning of period .......    $      9.99         $     10.20      $     12.14
                                                                 -----------         -----------      -----------
Net investment income(1) ....................................           0.52                0.71             0.81
Net realized and unrealized gains/(losses) on investments,
  foreign currencies, futures and swaps .....................           0.76                0.07            (1.68)
Dividends to preferred shareholders:
  From net investment income ................................          (0.07)              (0.15)           (0.16)
  From net realized gains on investment transactions ........             --                  --            (0.04)
                                                                 -----------         -----------      -----------
  Total from investment operations applicable to
    common shareholders .....................................           1.21                0.63            (1.07)
                                                                 -----------         -----------      -----------
Dividends and distributions to common shareholders:
  From net investment income ................................          (0.04)              (0.34)           (0.71)
  Tax return of capital .....................................          (0.70)              (0.50)              --
  From net realized gains on investment transactions ........             --                  --            (0.16)
                                                                 -----------         -----------      -----------
Total dividends and distributions ...........................          (0.74)              (0.84)           (0.87)
                                                                 -----------         -----------      -----------
Net asset value per common share, end of period .............    $     10.46         $      9.99      $     10.20
                                                                 ===========         ===========      ===========
Market value, end of period .................................    $      9.35         $      9.00      $     8.875
                                                                 ===========         ===========      ===========
Number of shares of common stock outstanding (000 omitted) ..          9,266               9,266            9,266
Total investment return based on:(2)
  Market value ..............................................          12.45%              11.20%           (6.11%)
  Net asset value ...........................................          13.30%               7.40%           (7.78%)
Ratio to Average Net Assets Applicable to
Common Shareholders(3)/Supplementary Data:
Net assets applicable to common shareholders, end of period
  (000 omitted) .............................................    $    96,951         $    92,539      $    94,494
Average net assets applicable to common shareholders
  (000 omitted) .............................................         92,148              93,987          105,657
Operating expenses ..........................................           2.17%               2.11%            2.02%
Net investment income(3) ....................................           4.57%               5.46%            5.39%
Portfolio turnover ..........................................             39%                 17%              29%
Senior securities (preferred stock) outstanding (000 omitted)    $    30,000         $    30,000      $    30,000
Asset coverage on preferred stock at period end .............            423%                408%             415%
-----------------------------------------------------------------------------------------------------------------

(1)   Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.45%, 5.22%, 4.90%, 5.22%, 6.98% and 7.12%, respectively.

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 23

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in the Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund will seek to achieve its investment objective through investment in fixed-income securities denominated in the Commonwealth Currencies and in Global Debt Securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the


24  Aberdeen Global Income Fund, Inc.

closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at April 30, 2005. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the six months ended April 30, 2005.

Net realized foreign exchange gains (losses) includes realized foreign exchange gains (losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains (losses) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange gains (losses) shown in the composition of net assets represent foreign exchange gains (losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rates of the Commonwealth Currencies utilized by the Fund at April 30, 2005 were US$0.78 to A$1.00, US$0.80 to C$1.00, US$0.73 to NZ$1.00, US$1.91
to (pound)1.00.

Security Valuation: The Fund's Board of Directors has adopted Pricing and Valuation Procedures (the "Procedures") to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the


                                            Aberdeen Global Income Fund, Inc. 25
date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to maturity is amortized on a straight-line basis to value the security for the remaining 60 days.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to "fair value price" an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset's (or group of assets) "fair value" (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a "stale price" for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund's net asset value, the security may be valued at its fair value.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the


24  Aberdeen Global Income Fund, Inc.

value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in the Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate Swap: The Fund may engage in certain interest rate swap transactions to hedge the Fund's AMPS. An interest rate swap is an agreement between two parties, which involves exchanging floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the


                                            Aberdeen Global Income Fund, Inc. 27

Fund does not anticipate non- performance by any counterparty.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid


28  Aberdeen Global Income Fund, Inc.

or received). As of April 30, 2005, there were no open option contracts.

Dividends and Distributions: Distributions to common shareholders are recorded on the ex-dividend date. These are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to amortization of premium and discount and differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on record date and are determined as described in Note 6.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into U.S. dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund's policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

Aberdeen Asset Management Asia Limited (the "Investment Manager") serves as investment manager to the Fund and Aberdeen Asset Management Limited (the


                                            Aberdeen Global Income Fund, Inc. 29

"Investment Adviser") serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are direct or indirect wholly-owned subsidiaries, respectively, of Aberdeen Asset Management Plc. The Investment Manager has also entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of both common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Fund's Investment Manager informed the Fund that it paid $203,443 to the Investment Adviser and approximately $2,400 to the Consultant during the six months ended April 30, 2005.

Aberdeen Asset Managers (C.I.) Limited ("AAMCIL"), an affiliate of the Investment Manager and the Investment Adviser, provided certain trading and administrative services to the Fund pursuant to memoranda of understanding among the Investment Manager, the Investment Adviser and AAMCIL. The Investment Manager informed the Fund that the Investment Manager and the Investment Adviser paid $132,230 to AAMCIL during the six months ended April 30, 2005.

Aberdeen Asset Management Inc. ("AAMI"), an affiliate of the Fund's Investment Manager and Investment Adviser, is the Fund's administrator, pursuant to an agreement under which


30  Aberdeen Global Income Fund, Inc.

AAMI receives a fee at an annual rate of 0.15% of the Fund's average weekly net assets of both common and preferred shareholders.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund's investor relations services provider. This agreement provides AAMI with a monthly retainer of $4,000 plus out-of-pocket expenses. During the six months ended April 30, 2005, the Fund incurred fees of $28,498 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2005 aggregated $25,137,564 and $25,876,422, respectively.

Note 5. Common Stock

There were 300 million shares of $.001 par value common stock authorized and 9,305,708 shares outstanding at April 30, 2005.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through April 30, 2005, there have been no share repurchases through this program.

Note 6. Preferred Stock

There were 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

Dividends on the Preferred Stock are cumulative at a rate typically reset every twenty-eight days based on the results of an auction. Dividend rates ranged from 2.05% to 3.33% during the six months ended April 30, 2005. Under the Invest-


                                            Aberdeen Global Income Fund, Inc. 31

Notes to Financial Statements (concluded)

ment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Charter are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 8. Subsequent Distributions

Subsequent to April 30, 2005, the Board of Directors of the Fund declared distributions of $ 0.06 per common share payable on June 17, 2005 and July 15, 2005 to common shareholders of record on May 31, 2005 and June 30, 2005, respectively.

Subsequent to April 30, 2005, distributions declared and paid on preferred shares totaled approximately $151,200 for the outstanding preferred share series through June 9, 2005.


32  Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, April 8, 2005 at 800 Scudders Mill Road, Plainsboro, New Jersey. The description of each proposal and number of shares voted at the meeting are as follows:

------------------------------------------------------------------------------------------
                                                                                   Votes
                                                                 Votes For        Withheld
------------------------------------------------------------------------------------------
1. To elect two directors to serve as Class I
   directors for a three-year term expiring in 2008:
                                       David L. Elsum            8,578,206         94,941
                                       E. Duff Scott             8,586,706         86,441
------------------------------------------------------------------------------------------

                                                                                   Votes
                                                                 Votes For        Withheld
------------------------------------------------------------------------------------------
2. To elect two directors to represent the interests
   of the holders of the preferred stock for the ensuing year:
                                       Dr. Anton E. Schrafl          1,170            26
                                       John T. Sheehy                1,171            25
------------------------------------------------------------------------------------------

Directors whose term of office continued beyond this meeting are as follows:
Martin J. Gilbert, Neville J. Miles, William J. Potter, Peter D. Sacks, and Warren C. Smith.


                                            Aberdeen Global Income Fund, Inc. 33

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (collectively, "Agreements")

In December 2004, at an in-person meeting, the Board of Directors, including all of the directors who are not parties to the Agreements or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any such party ("Independent Directors"), considered and approved the renewal of the Agreements for an additional term of twelve months. At this meeting, the Directors reviewed an extensive report prepared by the Investment Manager and the Investment Adviser (collectively, the "Advisers") in response to a request submitted by the Independent Directors' independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors had the opportunity to consult with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board consisting solely of Independent Directors (the "Committee") that the Agreements be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers, the Fund's expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers. In approving the renewal of the Agreements, the Committee, and the entire Board of Directors, concluded that:

o The annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to a comparison group consisting of funds in a category of closed-end global income funds compiled by Lipper Inc. (the "Peer Group"), including Aberdeen Asia-Pacific Income Fund, Inc., another U.S. closed-end fund managed by the Investment Manager, and relative to the annual fee paid to the Investment Manager by a non-U.S. fund listed on the Toronto Stock Exchange, and the fee to be paid to Aberdeen Asset Management Inc. ("AAMI," an affiliate of the Investment Manager and the Investment Adviser) as the sub-adviser to a newly-formed U.S. closed-end fund with a similar investment strategy to that of the Fund.


34  Aberdeen Global Income Fund, Inc.

o The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers' investment experience, including the positive growth and development of their Far East operations as well as the Aberdeen Group's capabilities in North America (Canada), the emerging markets and Australia. The Committee and the Board received information regarding the Advisers' compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee also received and considered a report from the Chief Executive of Aberdeen Asset Management PLC in regard to, among other matters, the financial capacity of the Advisers' parent company to support the services provided by its subsidiaries to the Fund and the strengthening of the parent company's balance sheet during the last year. The Committee and the Board also considered the background and experience of the Advisers' senior management and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund.

o The Fund experienced above-average investment performance as compared to the funds within the Peer Group. The Committee and the Board received and considered information regarding the Fund's total return in US dollar terms for each of the last five fiscal years on a gross and net basis and relative to the Fund's benchmark, the Fund's share performance and premium/discount information during the same period and the impact of foreign currency movements on the Fund's performance in U.S. dollar terms. The Committee and the Board also received and reviewed information as to the Fund's total return for each of the last five fiscal years as compared with the total returns of each of the funds included in the Peer Group. The Committee and the Board further reviewed the impact of the Fund's preferred stock on the returns to shareholders and information as to the Fund's discount/premium ranking per the Peer Group for the one, five and seven year periods ended October 31, 2004.

o The Fund's expense ratio, based on the Lipper methodology of excluding the Fund's assets attributable to its preferred stock, was the highest within a selected group of funds of comparable asset size within the Peer Group; however, the Committee and the Board believed that it was appropriate to also consider a reduced expense ratio computed based upon the assets attributable to the Fund's common and preferred stock, since the Fund's total expenses include expenses related to the management of such assets. The


                                            Aberdeen Global Income Fund, Inc. 35

      Committee and the Board further noted that the Fund's expense ratio was high due to the fact that many of the Fund's expenses are fixed while the asset base of the Fund against which those expenses are charged is relatively small.

o Any potential economies of scale were being shared between the Fund and the Advisers in an appropriate manner.

o In light of the costs of providing investment management and advisory services to the Fund, the profits and any ancillary benefits that the Advisers received, individually and on an aggregate basis (based on certain pro forma estimates), with respect to providing investment management and advisory services to the Fund were reasonable.

As noted above, the Board reviewed detailed materials received from the Advisers as part of the renewal process. The Board also regularly reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of the Advisers at least in each of its regular quarterly meetings, which include, among other things, a portfolio review and Fund performance reports.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Committee and the Board concluded that approval of the renewal of the Agreements was in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, unanimously approved the renewal of the Agreements.


36  Aberdeen Global Income Fund, Inc.

Directors

P. Gerald Malone, Chairman
David L. Elsum
Martin J. Gilbert
Neville J. Miles
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

Officers

Martin J. Gilbert, President
Alison Briggs, Vice President
Derek Fulton, Vice President
Andrew Smith, Vice President --
  Compliance
Christian Pittard, Treasurer and
  Assistant Secretary
Roy M. Randall, Secretary
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Alan Goodson, Assistant Treasurer
Donald C. Burke, Assistant Treasurer
Sander M. Bieber, Assistant Secretary

The accompanying Financial Statements as of April 30, 2005 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLED LOGO] Printed on post-consumer recycled paper


                                            Aberdeen Global Income Fund, Inc. 37

Corporate Information

Investment Manager           Aberdeen Asset Management Asia Limited
                             21 Church Street
                             #01-01 Capital Square Two
                             Singapore 049480

Investment Adviser           Aberdeen Asset Management Limited
                             Level 6, 201 Kent Street
                             Sydney, NSW 2000, Australia

Administrator                Aberdeen Asset Management Inc.
                             1114 Avenue of the Americas, 34th Floor
                             New York, NY 10036

Consultant                   CIBC World Markets, Inc.
                             BCE Place, Canada Trust Tower
                             P.O. Box 500
                             Toronto, Ontario, M5J 2S8 Canada

Custodian                    State Street Bank and Trust Company
                             One Heritage Drive
                             North Quincy, MA 02171

Transfer Agent               The Bank of New York
                             Shareholder Relations Department
                             P.O. Box 11258
                             Church Street Station
                             New York, NY 10286
                             1-800-432-8224

Auction Agent                Deutsche Bank Trust Company Americas
                             280 Park Avenue, 9th Floor
                             New York, NY 10018

Independent Registered       PricewaterhouseCoopers LLP
Public Accounting Firm       300 Madison Avenue
                             New York, NY 10017

Legal Counsel                Dechert LLP
                             1775 I Street, N.W.
                             Washington, DC 20006

Investor Relations           Aberdeen Asset Management Inc.
                             1114 Avenue of the Americas, 34th Floor
                             New York, NY 10036
                             1-866-839-5233
                             InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen

                     Aberdeen Asset Management Asia Limited

    The common shares of Aberdeen Global Income Fund, Inc. are traded on the American Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 - Code of Ethics.

         Not required to be included in this filing.

Item 3 - Audit Committee Financial Expert.

         Not required to be included in this filing.

Item 4 - Principal Accountant Fees and Services.

         Not required to be included in this filing.

Item 5 - Audit Committee of Listed Registrants.

         Not required to be included in this filing.

Item 6 - Schedule of Investments.

         Schedule I - Investments in securities of unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not required to be included in this filing.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                 REGISTRANT PURCHASES OF EQUITY SECURITIES
         ---------------------------------------------------------------------------------------
         Period               (a)        (b)         (c)                  (d)
                              Total      Average     Total Number of      Maximum Number of
                              Number of  Price Paid  Shares Purchased as  Shares That May
                              Shares     per Share   Part of Publicly     Yet Be Purchased Under
                              Purchased              Announced Plans or   the Plans or
                                                     Programs (1)         Programs (1)
         ---------------------------------------------------------------------------------------
         November 1, through      0          0               0                  928,465
         November 30, 2004
         ---------------------------------------------------------------------------------------
         December 1 through       0          0               0                  928,972
         December 31, 2004
         ---------------------------------------------------------------------------------------
         January 1
         through                  0          0               0                  929,465
         January 31, 2005
         ---------------------------------------------------------------------------------------
         February 1
         through                  0          0               0                  930,013
         February 28, 2005
         ---------------------------------------------------------------------------------------
         March 1
         through                  0          0               0                  930,570
         March 31, 2005
         ---------------------------------------------------------------------------------------
         April 1
         through                  0          0               0                  930,570
         April 30, 2005
         ---------------------------------------------------------------------------------------
                Total             0          0               0                     -
         ---------------------------------------------------------------------------------------

         (1) The Registrant's stock repurchase program was announced on March 19, 2001 and allows the Registrant to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 - Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 11 - Controls and Procedures.

         (a) It is the conclusion of the Registrant's principal executive officer and principal financial officer that the effectiveness of the Registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

         (b) There have been no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits.

         (a)(1) Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

         (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.CERT

         (b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.906CERT

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Aberdeen Global Income Fund, Inc.


         By: /s/Martin Gilbert
             ---------------------
             Martin Gilbert,
             President of
             Aberdeen Global Income Fund, Inc.

         Date: June 30, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


         By: /s/Martin Gilbert
             ---------------------
             Martin Gilbert,
             President of
             Aberdeen Global Income Fund, Inc.

         Date: June 30, 2005


         By: /s/Christian Pittard
             ---------------------
             Christian Pittard,
             Treasurer of
             Aberdeen Global Income Fund, Inc.

         Date: June 30, 2005